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                    WELLS FARGO ARMORED SERVICE CORPORATION

                       AUTOMATED TELLER MACHINE CONTRACT

                                                                 WEST PALM BEACH
                                                                 ---------------
                                                                  BRANCH SERVING

                                                                      15026

                                                                SUPERCEDES  NEW
                                                                           -----

     THIS AGREEMENT, made this 19th day of August, 1996, by and between WELLS FARGO ARMORED SERVICE CORPORATION (herein called "Wells Fargo Armored"), a Delaware corporation, at 6165 Barfield Road, Suite 200, Atlanta, Georgia 30328, and

               AMERICAN ATM CORPORATION      (hereinafter called "Customer"), a
---------------------------------------------
                (name of customer)
                                                       5061 NORTH DIXIE HWY
--------------------------------------------------, ----------------------------
  (State of incorporation, partnership, individual)            (address)

              BOCA RATON, FL 33431
--------------------------------------------------, ----------------------------
                                                            (attention)

                                   WITNESSETH:

     In consideration of the mutual covenants and agreements herein contained and of the payments hereinafter mentioned, the parties agree as follows:

1. SERVICES

     Wells Fargo Armored shall provide to Customer Automated Teller Machine ("ATM") services as described in the Service and Compensation Schedule Rider attached hereto between the parties to be performed at Customer's locations and at the rates set forth in the Service and Compensation Schedule Rider. The term "currency" as used in this Agreement shall mean bills and/or coins.

     Customer may elect to have rendered by Wells Fargo Armored pursuant to this Agreement the following services at the rates set forth in the Service and Compensation Schedule Rider:

     a. Cash Resupply - The transportation of the currency in packages, bags or cartridge-like containers to the ATM, the replacement of currency dispensed by an ATM and the return of leftover currency from the ATM to the Customer or Customer's designated agent. This service does not include packaging currency in readiness for placement in an ATM or loading currency in cartridge-like containers prior to transportation to the ATM.

     b. Balancing - The reconciliation of ATM dispensed currency totals with leftover currency in the ATM and totals recorded by the ATM and/or Customer's accounting records.

     c. Deposit Collection - The removal and transportation to Customer of sealed deposit envelopes, order forms, notices, magnetic debit and credit cards and other valuable items from the ATM.

     d. Malfunction On-Call Service - Corrective action and repairs, exclusive of hardware maintenance or repair, to restore an ATM to its proper operating mode.

2. LIABILITY AND INDEMNITY

     a. The responsibility for the safekeeping of Customer's currency shall commence when receipted for by Wells Fargo Armored and shall terminate when (i) currency is placed in Customer's ATM, or (ii) if placement is cancelled by Customer or otherwise impossible, the currency has been returned to Customer or Customer's designated agent and a receipt obtained therefor. The responsibility for the return of leftover currency and Deposit Collections shall commence when removed by Wells Fargo Armored for the Customer's ATM until returned to Customer or Customer's designated agent and a receipt obtained therefor.

     b. Subject to Paragraph 2(c) and 2(e) of this Agreement, the liability of Wells Fargo Armored for any loss destruction or damage arising out of or in connection with the services provided to Customer pursuant to this Agreement shall not exceed the lower of (i) the liability limits for the services stated in the Service and Compensation Schedule Rider; (ii) the total shipment value declared by Customer, or (iii) the amount of loss, destruction or damage actually sustained. The service liability obligations assumed by Wells Fargo Armored and the rates charged by Wells Fargo Armored are based, in part, upon the shipment values declared by Customer who has exclusive knowledge of the actual value of the contents of each package, bag or cartridge picked up from Customer. Customer shall record the shipment value of each package, bag or cartridge picked up by Wells Fargo Armored in a receipt book or other receipting form.

     c. Wells Fargo Armored's liability under this Agreement is limited solely to (i) losses of currency from robbery, kidnapping and entry of ATMs with the use of keys and/or combinations issued to Wells Fargo Armored's employees under this Agreement, and (ii) breakage, loss or damage to currency cartridges (or the currency therein), due to the provable sole negligence or dishonesty of Wells Fargo Armored employees while the currency or cartridge is in its sole care, custody and control. CUSTOMER AGREES THAT WELLS FARGO ARMORED DOES NOT UNDERTAKE THE OBLIGATION OF AN ABSOLUTE INSURER IN THE PERFORMANCE OF THIS AGREEMENT.

     d. Notwithstanding anything to the contrary contained in this Agreement, Wells Fargo Armored shall not be liable and Customer agrees to defend and does hereby indemnify and hold harmless Wells Fargo Armored, its officers, employees, underwriters and insurers from and against any and all claims, actions, damages, liabilities, losses and expenses, including reasonable attorneys fees, arising out of or in connection with any claims due to ATM losses of currency or other valuable items arising out of or in connection with currency dispensed due to ATM malfunction, currency dispensed due to mistake or fraudulent instruction manually or electronically transmitted to the ATM. ATM equipment hardware malfunction, mistakes in verification, nominal unexplained currency shortages which Customer has previously experienced, the failure of Customer's patrons (consumers) to seal deposit envelopes giving rise to claims for alleged differences in the amount said to have been deposited and the amount actually received by Customer, access to the ATM by third parties for hardware maintenance or any other reason without Wells Fargo Armored's employees being present, access by Customer's employees with duplicate keys and combinations, or the use of magnetic debit and credit cards, not in Wells Fargo Armored's possession, burglary and damage from breakage and vandalism.

     e. In the event of the loss, destruction or damage of any Deposit Collection or part thereof, the Customer agrees to reconstruct the lost, damaged or destroyed items and to take such actions as may be necessary to assure the maximum amount of reconstruction of such items, including without limitation, requesting depositors of any negotiable instrument (including checks) to issue duplicates thereof and in the event such depositor shall refuse to do so, then Customer will assert any rights it may have against such depositors, XXXXXXXX event shall Wells Fargo Armored be liable for the failure of the depositors of lost, destroyed or damaged items to reissue same. Customer agrees to defend and does hereby indemnify and hold harmless Wells Fargo Armored, its officers, employees, underwriters and insurers from and against any and all claims, actions, damages, liabilities, losses and expenses, including reasonable attorney fees, arising out of or in connection with any claims by Customer's depositors for any difference in the amount said to have been deposited in Customer's ATM(s) and the amount actually received by Customer for any Deposit Collection.

3. MODIFICATION OF AGREEMENT

     This Agreement may be altered, amended or superceded only by a printed rider signed by an officer of Wells Fargo Armored and an authorized representative of Customer and changes made in any other manner are void. Any practice or custom of Customer or Wells Fargo Armored at variance with the provisions of the Agreement shall not constitute a waiver of such provisions unless such practice or custom shall be agreed upon in writing and such writing shall be made an amendment to this Agreement.

4. ACCEPTANCE AND VERIFICATION

     Wells Fargo Armored agrees to accept currency in sealed packages, bags and/or sealed cartridges from Customer or Customer's designated bank. Wells Fargo Armored may refuse to accept any package, bag or cartridge that is not securely locked and sealed, and that is not accompanied by a written receipt which contains a statement of the value of the currency in the package, bag or cartridge. Wells Fargo Armored's receipt verifying the count of currency shall be binding and conclusive as to the amount received. Customer shall prepare cartridges to prevent damage while in transit and Customer's release of the cartridges shall be proof that the cartridges were suitably prepared for transportation and placement in the ATM.

     The terms and conditions on the reverse hereof and those in any duly executed rider between the parties are a part of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above mentioned.


   AMERICAN ATM CORPORATION              WELLS FARGO ARMORED SERVICE CORPORATION
------------------------------------
          (Customer)

Print Name: Mori Aaron Schweitzer       Print Name: Roger Markle
           -------------------------               -----------------------------

By:  Mori Aaron Schweitzer              By:  Roger Markle
   ---------------------------------       -------------------------------------

Title:  President                       Title: Assistant Vice President
      ------------------------------          ----------------------------------

                               WFA 1357 REV. 2/93




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                   ADDENDUM TO ARMORED CAR SERVICES CONTRACT

      This Addendum is an amendment/modification of the Armored Car Services Contract dated 8-19-96, No. 15026, between LOOMIS FARGO & COMPANY (Armored Car Service) and AMERICAN ATM., CORP. (ATM Owner), and said contract is hereby amended/modified only to the extent provided herein.

      In modification of the referenced contract, Armored Car Service agrees to the following conditions relating to the replenishment of cash to the ATMs of ATM Owner which are funded by American Security Bank of Ville Platte, Inc. (American Security Bank):

      1. Armored Car Service recognizes and agrees that American Security Bank does by this Agreement become a party to the referenced contract to the extent and only to the extent that Armored Car Service shall owe a legal duty to American Security Bank as enumerated herein. American Security Bank shall not be responsible for any fees, charges, or other liabilities incurred by ATM Owner under the contract.

      2. American Security Bank will notify the Armored Car Service of a scheduled replenishment for ATM terminals by faxing an ATM FUNDING WORKSHEET (see attached). The worksheet will conform to the Armored Car Service of the specific terminals to replenish along with the specific amounts for each terminal. The replenishment cycle will have already been communicated to the ATM Company by the Armored Car Service hence, terminals listed on the ATM FUNDING WORKSHEET will be replenished within the agreed upon replenishment cycle. Information as to the Bank and vault location will be provided on the ATM FUNDING WORKSHEET.

      3. The Armored Car Service will pick-up the wired funds from the appropriate bank vault as indicated on the ATM FUNDING WORKSHEET. The Armored Car Service representative will sign a shipping manifest at the bank vault verifying receipt of the cash. On the next business day following the receipt of the cash, the Armored Car Service will fax a copy of the signed shipping manifest to American Security Bank at 1-800-989-9303.

      4. The Armored Car Service representative will deliver funds to the ATMs as instructed on the ATM FUNDING WORKSHEET. ATM terminals must be funded according to the ATM FUNDING WORKSHEET. The Armored Car Service will be responsible for replenishing each terminal, as well as balancing each terminal per replenishment. The Armored Car Service will be responsible for



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      completing an ATM BALANCING SHEET for each ATM balanced. An ATM
      BALANCING SHEET will be provided to the Armored Car Service (see attached). An Armored Car Service may elect to utilize its own balancing sheet as long as its balancing sheet contains all of the relevant information found in American Security Bank's balancing sheet. On the next business day, the Armored Car Service will fax a copy of the ATM BALANCING SHEET to American Security Bank at 1-800-989-9303.

      5. If at any time and for any reason funds designated for ATM funding need to be returned to American Security Bank, the Armored Car Service will be responsible for depositing these funds into an account as designated by American Security Bank only. American Security Bank will provide the Armored Car Service with preprinted deposit tickets for this purpose and for new customers, will use counter deposit tickets until the preprinted deposit tickets are mailed to the Armored Car Service. Each deposit ticket will identify the terminal number and amount for each terminal for which the Armored Car Service is depositing funds for. On the next business day, the Armored Car Service will fax a copy of the deposit slip to American Security Bank at 1-800-989-9303.

      6. The Armored Car Service will be responsible for forwarding all original documents and faxing certain documents as referenced in paragraphs 3, 4 and 5, to American Security Bank. The following is a list of these original documents, documents to be sent via facsimile, mailing address and facsimile telephone number:

      Mailing Address:
      ---------------
      American Security Bank
      175 Gwinnett Drive
      Suite 330
      Lawrenceville, GA 30045
      ATTN: Reconciliation

      Original Documents to be Mailed:
      --------------------------------
      Shipping Manifest from Bank Vault
      ATM Balancing Sheet
      Deposit Tickets
      Detailed as well as summary journals from each ATM terminal

      Facsimile Number:
      -----------------
      1-800-989-9303
      ATTN: Reconciliation



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Documents to be faxed next business day as referenced in Paragraphs 3, 4 & 5:
-----------------------------------------------------------------------------
      Shipping Manifest from Bank Vault
      ATM Balancing Sheet
      Deposit Tickets

      7. A Certificate of Insurance will be provided to American Security Bank by the Armored Car Service.

      8. Armored Car Service understand that the funds used to replenish ATM Owner's ATMs are the property of and belong to American Security Bank, and recognizes and agrees to the following:

          A. Armored Car Service will at no time honor any request by ATM Owner to move cash from one ATM terminal to another.

          B. Armored Car Service will at no time honor any request by ATM Owner to fund or replenish any terminal without written confirmation from American Security Bank.

          C. Armored Car Service will at no time allow ATM Owner or any employees, agents, or assigns to access stored cash in any terminal and will not provide keys/combinations to any terminal to said parties. Armored Car Service is responsible for ATM cash while any necessary technical service/repairs are being conducted within the vaulted section of the ATM terminal.



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DATE:   9-8-97
     -------------

                                BY: [SIGNATURE ILLEGIBLE]
                                    ------------------------------------

                                           LOOMIS, FARGO & CO.
                                ----------------------------------------
                                (Armored Car Service)

                                TITLE: District Sales Rep.
                                       ---------------------------------

                                BY: [SIGNATURE ILLEGIBLE]
                                    ------------------------------------

                                            AMERICAN ATM CORP.
                                ----------------------------------------
                                (ATM Owner)

                                TITLE: V.P.--ATM Operations
                                      ----------------------------------

                                AMERICAN SECURITY BANK OF
                                VILLE PLATTE, INC.

                                BY: [SIGNATURE ILLEGIBLE]
                                    ------------------------------------

                                TITLE: Operations Manager
                                      ----------------------------------


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